EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purposes of complying with 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002:

I, Christopher Gilcher, the undersigned Chief Executive Officer of Seafarer Exploration Corp. (the “Company”), hereby certifies, based on my knowledge, that the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated April 14, 2010.

/s/ Kyle Kennedy
Kyle Kennedy
Chief Executive Officer
(Principal Executive Officer)